Exhibit 99.3

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Consolidated Statements of Operations

(Unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
REVENUES:
Minimum rents	$162,505	$155,233	$620,251	$548,424
Percentage rents	12,331	10,194	24,047	23,157
Other rents	9,714	9,354	20,261	17,674
Tenant reimbursements	81,071	78,549	308,857	278,199
Management, development and leasing fees	1,122	2,594	5,067	20,521
Other	6,549	6,011	23,658	19,485
Total revenues	273,292	261,935	1,002,141	907,460
EXPENSES:
Property operating	42,285	42,675	161,398	151,148
Depreciation and amortization	58,482	49,425	230,323	179,474
Real estate taxes	20,924	20,651	80,983	67,981
Maintenance and repairs	14,597	13,847	54,709	50,454
General and administrative	11,471	10,556	39,522	39,197
Loss on impairment of real estate assets	206	1,072	480	1,334
Other	4,808	5,188	18,623	15,444
Total expenses	152,773	143,414	586,038	505,032
Income from operations	120,519	118,521	416,103	402,428
Interest and other income	3,117	617	8,804	6,831
Interest expense	(65,593)	(56,361)	(257,067)	(208,183)
Loss on extinguishment of debt	—	(5,243)	(935)	(6,171)
Gain on sales of real estate assets	7,674	2	14,505	53,583
Gain on sales of management contracts		—	—	21,619
Equity in earnings of unconsolidated affiliates	1,488	1,726	5,295	8,495
Minority interest in earnings:
Operating partnership	(24,962)	(24,885)	(72,892)	(112,061)
Shopping center properties	(1,473)	(1,218)	(4,136)	(4,879)
Income before discontinued operations	40,770	33,159	109,677	161,662
Operating income of discontinued operations	85	140	2,765	895
Gain (loss) on discontinued operations	1,175	2	8,392	(82)
Net income	42,030	33,301	120,834	162,475
Preferred dividends	(7,642)	(7,642)	(30,568)	(30,568)
Net income available to common shareholders	$34,388	$25,659	$90,266	$131,907
Basic per share data:
Income before discontinued operations, net of preferred dividends	$0.51	$0.41	$1.24	$2.09
Discontinued operations	0.02	—	0.17	0.01
Net income available to common shareholders	$0.53	$0.41	$1.41	$2.10
Weighted average common shares outstanding	64,684	62,806	63,885	62,721
Diluted per share data:
Income before discontinued operations, net of preferred dividends	$0.50	$0.39	$1.21	$2.02
Discontinued operations	0.02	0.01	0.17	0.01
Net income available to common shareholders	$0.52	$0.40	$1.38	$2.03
Weighted average common and potential dilutive common shares outstanding	65,913	64,717	65,269	64,880

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

The Company’s calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net income available to common shareholders	$34,388	$25,659	$90,266	$131,907
Minority interest in earnings of operating partnership	24,962	24,885	72,892	112,061
Depreciation and amortization expense of:
Consolidated properties	58,482	49,425	230,323	179,474
Unconsolidated affiliates	3,385	3,083	13,405	9,210
Discontinued operations	—	1,423	515	2,037
Non-real estate assets	(228)	(308)	(851)	(861)
Minority investors’ share of depreciation and amortization	(611)	(428)	(2,286)	(1,390)
(Gain) loss on:
Sales of operating real estate assets	32	146	119	(42,562)
Discontinued operations	(1,175)	(2)	(8,392)	82
Funds from operations of the operating partnership	119,235	103,883	395,991	389,958
Percentage allocable to Company shareholders (1)	55.87%	54.54%	55.32%	54.81%
Funds from operations allocable to Company shareholders	$66,613	$56,607	$219,080	$213,596
Basic per share data:
Funds from operations	$1.03	$0.90	$3.43	$3.41
Weighted average common shares outstanding with operating partnership units fully converted	115,781	115,160	115,474	114,440
Diluted per share data:
Funds from operations	$1.02	$0.89	$3.39	$3.34
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	117,011	117,071	116,857	116,599

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period.

SUPPLEMENTAL FFO INFORMATION:

Leased termination fees	$443	$1,892	$13,682	$5,540
Lease termination fees per share	$—	$0.02	$0.12	$0.05

Straight-line rental income	$1,293	$1,667	$5,278	$4,755
Straight-line rental income per share	$0.01	$0.01	$0.05	$0.04

Gains on outparcel sales	$8,314	$1,258	$16,448	$12,665
Gains on outparcel sales per share	$0.07	$0.01	$0.14	$0.11

Amortization of acquired above-and below-market leases	$2,861	$1,874	$12,591	$6,507
Amortization of acquired above-and below-market leases per share	$0.02	$0.01	$0.11	$0.06

Amortization of debt premiums	$1,902	$1,842	$7,501	$7,347
Amortization of debt premiums per share	$0.02	$02.02	$0.06	$0.06

Gain on sales of non operating properties	$—	$(274)	$—	$2,245
Gain on sales of non operating properties per share	$—	$—	$—	$0.02

Loss on impairment of real estate assets	$(206)	$(1,072)	$(480)	$(1,334)
Loss on impairment of real estate assets per share	$—	$(0.01)	$—	$(0.01)

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Same-Center Net Operating Income

(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net income	$42,030	$33,301	$120,834	$162,475
Adjustments:
Depreciation and amortization	58,482	49,425	230,323	179,474
Depreciation and amortization from unconsolidated affiliates	3,385	3,083	13,405	9,210
Depreciation and amortization from discontinued operations	—	1,423	515	2,037
Minority investors’ share of depreciation and amortization in shopping center properties	(611)	(428)	(2,286)	(1,390)
Interest expense	65,593	56,361	257,067	208,183
Interest expense from unconsolidated affiliates	4,416	3,514	17,569	12,583
Minority investors’ share of interest expense in shopping center properties	(1,223)	(799)	(4,850)	(1,959)
Loss on extinguishment of debt	—	5,243	935	6,171
Abandoned projects expense	628	86	923	560
Gain on sales of real estate assets	(7,674)	(2)	(14,505)	(75,202)
Loss on impairment of real estate assets	206	1,072	480	1,334
Gain on sales of real estate assets of unconsolidated affiliates	(596)	(821)	(2,898)	(3,671)
Minority investors’ share of gain on sales in shopping center properties	(11)	—	1,109	—
Minority interest in earnings of operating partnership	24,962	24,885	72,892	112,061
(Gain) loss on discontinued operations	(1,175)	(2)	(8,392)	82
Operating partnership’s share of total NOI	188,412	176,341	683,121	611,948
General and administrative expenses	11,471	10,556	39,522	39,197
Management fees and non-property level revenues	(7,894)	(5,037)	(24,448)	(31,253)
Operating partnership’s share of property NOI	191,989	181,860	698,195	619,892
NOI of non-comparable centers	(25,714)	(15,877)	(94,722)	(27,899)
Total same center NOI	$166,275	$165,983	$603,473	$591,993

Malls	$154,309	$154,946	$557,933	$549,917
Associated centers	6,751	6,127	27,393	25,263
Community centers	1,032	1,166	3,997	4,668
Other	4,183	3,744	14,151	12,145
Total same center NOI	$166,275	$165,983	$603,474	$591,993

Percentage Change:
Malls	-0.4%		1.5%
Associated centers	10.2%		8.4%
Community centers	-11.5%		-14.4%
Other	11.7%		16.5%
Total same center NOI	0.2%		1.9%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Company’s Share of Consolidated and Unconsolidated Debt

(Dollars in thousands)

	December 31, 2006
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,517,710	$1,046,825	$4,564,535
Minority investors’ share of consolidated debt	(56,612)	—	(56,612)
Company’s share of unconsolidated affiliates’ debt	218,203	27,816	246,019
Company’s share of consolidated and unconsolidated debt	$3,679,301	$1,074,641	$4,753,942
Weighted average interest rate	5.97%	6.27%	6.03%

	December 31, 2005
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,281,939	$1,059,116	$4,341,055
Minority investors’ share of consolidated debt	(51,950)	—	(51,950)
Company’s share of unconsolidated affiliates’ debt	216,026	26,600	242,626
Company’s share of consolidated and unconsolidated debt	$3,446,015	$1,085,716	$4,531,731
Weighted average interest rate	5.99%	5.33%	5.83%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2006

(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	116,280	$43.35	$5,040,738
8.75% Series B Cumulative Redeemable Preferred Stock	2,000	50.00	100,000
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000
Total market equity			5,430,738
Company’s share of total debt			4,753,942
Total market capitalization			$10,184,680
Debt-to-total-market capitalization ratio			46.7%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on December 29, 2006. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
2006:	Basic	Diluted	Basic	Diluted
Weighted average shares – EPS	64,684	65,913	63,885	65,269
Weighted average operating partnership units	51,097	51,098	51,589	51,588
Weighted average shares- FFO	115,781	117,011	115,474	116,857

2005:
Weighted average shares – EPS	62,806	64,717	62,721	64,880
Weighted average operating partnership units	52,354	52,354	51,719	51,719
Weighted average shares- FFO	115,160	117,071	114,440	116,599

Dividend Payout Ratio	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Weighted average dividend per share	$0.51002	$0.54780	$1.90170	$1.77690
FFO per diluted, fully converted share	$1.02	$0.89	$3.39	$3.34
Dividend payout ratio	50.0%	61.6%	56.1%	53.2%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Consolidated Balance Sheets

(Unaudited, in thousands except share data)

	December 31, 2006	December 31, 2005
ASSETS
Real estate assets:
Land	$779,727	$776,989
Buildings and improvements	5,944,476	5,698,669
	6,724,203	6,475,658
Less: accumulated depreciation	(924,297)	(727,907)
	5,799,906	5,747,751
Real estate assets held for sale	—	63,168
Developments in progress	294,345	133,509
Net investment in real estate assets	6,094,251	5,944,428
Cash and cash equivalents	28,700	28,838
Receivables:
Tenant, net of allowance	71,573	55,056
Other	9,656	6,235
Mortgage notes receivable	21,559	18,117
Investments in unconsolidated affiliates	78,826	84,138
Other assets	209,954	215,510
	$6,514,519	$6,352,322
LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage and other notes payable	$4,564,534	$4,341,055
Accounts payable and accrued liabilities	309,970	320,270
Total liabilities	4,874,504	4,661,325
Commitments and contingencies
Minority interests	568,533	609,475
Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
8.75% Series B Cumulative Redeemable Preferred Stock, 2,000,000 shares outstanding	20	20
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 65,421,311 and 62,512,816 issued and outstanding in 2006 and 2005, respectively	654	625
Additional paid-in capital	1,050,481	1,037,764
Deferred Compensation	—	(8,895)
Accumulated other comprehensive income	19	288
Retained earnings	20,296	51,708
Total shareholders’ equity	1,071,482	1,081,522
	$6,514,519	$6,352,322

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense

(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
EBITDA:
Net Income	$42,030	$33,301	$120,834	$162,475

Adjustments:
Depreciation and amortization	58,482	49,425	230,323	179,474
Depreciation and amortization from unconsolidated affiliates	3,385	3,083	13,405	9,210
Depreciation and amortization from discontinued operations	—	1,423	515	2,037
Minority investors’ share of depreciation and amortization in shopping center properties	(611)	(428)	(2,286)	(1,390)
Interest expense	65,593	56,361	257,067	208,183
Interest expense from unconsolidated affiliates	4,416	3,514	17,569	12,583
Minority investors’ share of interest expense in shopping center properties	(1,223)	(799)	(4,850)	(1,959)
Income taxes	293	268	2,973	1,939
Loss on extinguishment of debt	—	5,243	935	6,171
Loss on impairment of real estate assets	206	1,072	480	1,334
Abandoned projects expense	628	86	923	560
Gain on sales of management contracts	—	—	—	(21,619)
(Gain) loss on sales of operating real estate assets	32	146	119	(42,562)
Minority interest in earnings of operating partnership	24,962	24,885	72,892	112,061
(Gain) loss on discontinued operations	(1,175)	(2)	(8,392)	82
Company’s share of total EBITDA	$197,018	$177,578	$702,507	$628,579

Interest Expense:
Interest expense	$65,593	$56,361	$257,067	$208,183
Interest expense from unconsolidated affiliates	4,416	3,514	17,569	12,583
Minority investors’ share of interest expense in shopping center properties	(1,223)	(799)	(4,850)	(1,959)
Company’s share of total interest expense	$68,786	$59,076	$269,786	$218,807

Ratio of EBITDA to Interest Expense	2.86	3.01	2.60	2.87

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005

Company's share of total EBITDA	$197,018	$177,578	$702,507	$628,579
Interest expense	(65,593)	(56,361)	(257,067)	(208,183)
Minority investors' share of interest expense in shopping center properties	1,223	799	4,850	1,959
Income taxes	(293)	(268)	(2,973)	(1,939)
Amortization of deferred financing costs and non real estate depreciation included in operating expense	1,580	2,013	7,024	7,701
Amortization of debt premiums	(1,902)	(1,842)	(7,501)	(7,347)
Amortization of above and below market leases	(2,861)	(1,874)	(12,563)	(6,434)
Depreciation and interest expense from unconsolidated affiliates	(7,801)	(6,597)	(30,974)	(21,793)
Minority investors' share of depreciation and amortization in shopping center properties	611	428	2,286	1,390
Minority interest in earnings - shopping center properties	1,473	1,218	4,136	4,879
Gains on outparcel sales	(7,706)	(148)	(14,624)	(11,021)
Realized gain on sale of available for sale securities	(1,073)	—	(1,073)	—
Equity in earnings of unconsolidated affiliates	(1,488)	(1,726)	(5,295)	(8,495)
Distributions from unconsolidated affiliates	5,768	1,722	12,285	7,359
Stock based compensation expense	1,256	2,247	6,190	3,951
Changes in operating assets and liabilities	(27,920)	1,859	(46,250)	5,501
Cash flows provided by operating activities	$92,292	$119,048	$360,958	$396,107

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Schedule of Mortgage and Other Notes Payable as of December 31, 2006

(Dollars In thousands )

		Maturity	Interest			Balance
Location	Property	Date	Rate	Balance		Fixed	Variable
Operating Properties:
Ft. Myers, FL	Gulf Coast Town Center - Phase I	Feb-07	6.38%	$ 52,000		$ -	$ 52,000
Cincinnati, OH	Eastgate Crossing	Apr-07	6.38%	9,753		9,753	-
Charleston, SC	Citadel Mall	May-07	7.39%	29,042		29,042	-
High Point, NC	Oak Hollow Mall	Feb-08	7.31%	41,459		41,459	-
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	102,911		102,911	-
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	84,262		84,262	-
Nashville, TN	The Courtyard At Hickory Hollow Mall	Aug-08	6.77%	3,923		3,923	-
Nashville, TN	Rivergate Mall	Aug-08	6.77%	68,100		68,100	-
Nashville, TN	The Village At Rivergate	Aug-08	6.77%	3,217		3,217	-
Lansing, MI	Meridian Mall	Oct-08	4.52%	88,743		88,743	-
Stillwater, OK	Lakeview Pointe	Nov-08	6.57%	17,948		-	17,948
Cary, NC	Cary Towne Center	Mar-09	6.85%	84,898		84,898	-
Joplin, MO	Northpark Mall	Mar-09	5.50%	39,861		39,861	-
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	53,041		53,041	-
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	63,769		63,769	-
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	31,610		31,610	-
Lexington, KY	The Plaza at Fayette Mall	May-09	6.60%	31,516		-	31,516
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	25,021		25,021	-
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,840		7,840	-
Cincinnati, OH	Eastgate Mall	Dec-09	4.55%	55,377	(a)	55,377	-
Little Rock, AR	Park Plaza Mall	May-10	4.90%	40,340		40,340	-
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,382		9,382	-
Burnsville, MN	Burnsville Center	Aug-10	8.00%	66,780		66,780	-
Roanoke, VA	Valley View Mall	Sep-10	5.10%	43,230		43,230	-
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	52,961		52,961	-
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,362		8,362	-
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	126,915		126,915	-
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,931		30,931	-
Wausau, WI	Wausau Center	Dec-10	6.70%	12,543		12,543	-
York, PA	York Galleria	Dec-10	8.34%	49,442		49,442	-
Lexington, KY	Fayette Mall	Jul-11	7.00%	91,673		91,673	-
Chattanooga, TN	Hamilton Corner	Aug-11	10.13%	1,745		1,745	-
Asheville, NC	Asheville Mall	Sep-11	6.98%	66,804		66,804	-
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,727		5,727	-
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	29,304		29,304	-
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,957		1,957	-
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	61,845		61,845	-
Colonial Heights, VA	Southpark Mall	May-12	5.10%	35,889		35,889	-
Asheboro, NC	Randolph Mall	Jul-12	6.50%	14,417		14,417	-
Douglasville, GA	Arbor Place	Jul-12	6.51%	74,848		74,848	-
Douglasville, GA	The Landing At Arbor Place	Jul-12	6.51%	8,449		8,449	-
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	33,062		33,062	-
Louisville, KY	Jefferson Mall	Jul-12	6.51%	41,694		41,694	-
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	59,695		59,695	-
Racine, WI	Regency Mall	Jul-12	6.51%	32,694		32,694	-
Saginaw, MI	Fashion Square	Jul-12	6.51%	57,307		57,307	-
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	51,791		51,791	-
Chattanooga, TN	CBL Center	Aug-12	6.25%	14,152		14,152	-
Panama City, FL	Panama City Mall	Aug-12	7.30%	38,808		38,808	-
Livonia, MI	Laurel Park Place	Dec-12	5.00%	49,620		49,620	-
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	127,106		127,106	-
Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	77,997		77,997	-
Columbia, SC	Columbia Place	Oct-13	5.45%	31,729		31,729	-
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400		113,400	-
Brookfield, IL	Brookfield Square	Nov-15	5.08%	103,341		103,341	-
Madison, WI	East Towne Mall	Nov-15	5.00%	78,719		78,719	-
Madison, WI	West Towne Mall	Nov-15	5.00%	111,190		111,190	-
Rockford, IL	Cherryvale Mall	Nov-15	5.00%	92,375		92,375	-
Bloominton, IL	Eastland Mall	Dec-15	5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,731		32,731	-
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700		275,700	-
Janesville, WI	Janesville Mall	Apr-16	8.38%	12,001		12,001	-
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	76,697		76,697	-
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	116,518		116,518	-
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	84,653		84,653	-
Midland, MI	Midland Mall	Aug-16	6.10%	37,850		37,850	-
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	46,000		46,000	-
	SUBTOTAL			3,584,065		3,482,601	101,464
Weighted average interest rate				6.02%		6.00%	6.48%

		Maturity	Interest			Balance
Location	Property	Date	Rate	Balance		Fixed	Variable

Debt Premiums:
Joplin, MO	Northpark Mall	Mar-09	5.50%	542		542	-
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	2,170		2,170	-
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	1,549		1,549	-
Little Rock, AR	Park Plaza Mall	May-10	4.90%	4,553		4,553	-
Roanoke, VA	Valley View Mall	Sep-10	5.10%	5,033		5,033	-
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	6,670		6,670	-
Colonial Heights, VA	Southpark Mall	May-12	5.10%	3,016		3,016	-
Livonia, MI	Laurel Park Place	Dec-12	5.00%	8,501		8,501	-
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,653		2,653	-
	SUBTOTAL			34,687		34,687	-
Weighted average interest rate				5.01%		5.01%

Total Loans On Operating Properties And Debt Premiums				3,618,752		3,517,288	101,464
Weighted average interest rate				6.01%		5.99%	6.48%

Construction Loans:
Fairview Heights, IL	The Shoppes at St. Clair Square	Jun-08	6.60%	16,677		-	16,677
Ft. Myers, FL	Gulf Coast Town Center - Phase II	Jan-09	6.63%	72,058		-	72,058
Burlington, NC	Alamance Crossing	Sep-09	6.57%	25,694		-	25,694
	SUBTOTAL			114,429		-	114,429

Lines Of Credit			6.19%	830,932		-	830,932

Other				422		422	-

Total Consoldiated Debt				$ 4,564,535		$ 3,517,710	$ 1,046,825
Weighted average interest rate				6.06%		5.99%	6.26%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Paducah, KY	Kentucky Oaks Mall	Jun-07	9.00%	15,000		15,000	-
Huntsville, AL	Parkway Place	Jun-08	6.35%	26,600		-	26,600
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,250		1,250	-
York, PA	York Town Center	Oct-11	6.83%	1,216		-	1,216
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	5.09%	47,728	(b)	47,728	-
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	35,376		35,376	-
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	100,000		100,000	-
Clarksville, TN	Governor's Square	Sep-16	8.23%	14,011		14,011	-
Harrisburg, PA	High Pointe Commons	May-17	5.74%	4,838		4,838	-
	SUBTOTAL			246,019		218,203	27,816

Less Minority Interests' Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%	6.25%	(1,132)		(1,132)	-
Chattanooga, TN	Hamilton Corner	10.00%	10.13%	(175)		(175)	-
Chattanooga, TN	Hamilton Place	10.00%	7.00%	(11,652)		(11,652)	-
Ft. Smith, AR	Massard Crossing	90.00%	7.54%	(5,154)		(5,154)	-
Highpoint, NC	Oak Hollow Mall	25.00%	7.31%	(10,365)		(10,365)	-
Houston, TX	Willowbrook Plaza	90.00%	7.54%	(26,373)		(26,373)	-
Vicksburg, MS	Pemberton Plaza	90.00%	7.31%	(1,761)		(1,761)	-
	SUBTOTAL			(56,612)		(56,612)	-

Company's Share Of Consolidated And Unconsolidated Debt				$ 4,753,942		$ 3,679,301	$ 1,074,641
Weighted average interest rate				6.03%		5.97%	6.27%

Total Debt of Unconsolidated Affiliates
Paducah, KY	Kentucky Oaks Mall	Jun-07	9.00%	$ 30,000		$ 30,000	$ -
Huntsville, AL	Parkway Place	Jun-08	6.35%	53,200		-	53,200
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	2,470		2,470	-
York, PA	York Town Center	Oct-11	6.83%	2,433		-	2,433
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	5.09%	113,456		113,456	-
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	58,960		58,960	-
Releigh, NC	Triangle Town Center	Dec-15	5.74%	200,000		200,000	-
Clarksville, TN	Governor's Square	Sep-16	8.23%	29,498		29,498	-
Harrisburg, PA	High Pointe Commons	May-17	5.74%	9,675		9,675	-
				$ 499,692		$ 444,059	$ 55,633
Weighted average interest rate				5.93%		5.88%	6.37%

(a) Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.

Supplemental Financial and Operating Information

For the Year Ended December 31, 2006

New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Property Type	Square Feet	Prior Base Rent PSF	New Initial Base Rent PSF	% Change Initial	New Average Base Rent PSF	Average

Quarter:
All Property Types (1)	587,576	$28.24	$30.86	9.3%	$31.92	13.0%
Stabilized malls	557,666	29.01	31.76	9.5%	32.87	13.3%
New leases	195,183	29.39	33.89	15.3%	35.91	22.2%
Renewal leases	362,483	28.81	30.61	6.2%	31.23	8.4%

Year to Date:
All Property Types (1)	2,562,207	$25.62	$27.01	5.4%	$27.81	8.5%
Stabilized malls	2,449,420	26.09	27.53	5.5%	28.35	8.7%
New leases	965,563	25.90	29.70	14.7%	31.22	20.5%
Renewal leases	1,483,857	26.22	26.11	-0.4%	26.49	1.0%

Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

Property Type	Leased Square Feet	Leased Average Base Rent PSF	Total Expiring Square Feet	Expiring Prior Base Rent PSF	% Change Average

Quarter:
All Property Types (1)	626,949	$31.54	528,505	$28.73	9.8%
Stabilized malls	597,039	32.41	508,498	29.35	10.4%
New leases	234,556	34.24	146,015	30.70	11.5%
Renewal leases	362,483	31.23	362,483	28.81	8.4%

Year to Date:
All Property Types (1)	2,692,963	$27.73	2,898,724	$25.37	9.3%
Stabilized malls	2,575,149	28.27	2,793,251	25.78	9.6%
New leases	1,091,292	30.68	1,309,394	25.29	21.3%
Renewal leases	1,483,857	26.49	1,483,857	26.22	1.0%

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

	As of December 31,
	2006	2005
Stabilized malls	$27.18	$25.85
Non-stabilized malls	26.83	27.46
Associated centers	11.32	10.16
Community centers	14.21	9.00
Other	19.48	19.33

(1) Includes stabilized malls, associated centers, community centers and other.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Top 25 Tenants Based On Percentage Of Total Revenues For The Year Ended December 31, 2006:

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Revenues
1	Limited Brands, LLC	227	1,373,565	$47,671,538	4.74%
2	Foot Locker, Inc.	194	753,110	29,846,809	2.97%
3	The Gap, Inc.	98	1,003,202	24,028,013	2.39%
4	Abercrombie & Fitch, Co.	74	505,346	18,014,698	1.79%
5	AE Outfitters Retail Company	72	399,330	16,239,348	1.61%
6	Signet Group PLC (2)	109	172,405	15,933,859	1.58%
7	Finish Line, Inc.	80	407,017	15,145,098	1.51%
8	Zale Corporation	145	146,318	14,506,203	1.44%
9	Luxottica Group, S.P.A. (3)	139	294,809	13,524,240	1.34%
10	JC Penney Co. Inc. (4)	68	7,618,875	13,175,977	1.31%
11	New York & Company, Inc.	49	364,227	12,195,910	1.21%
12	The Regis Corporation	200	232,361	11,579,244	1.15%
13	Dick’s Sporting Goods, Inc.	13	770,686	11,046,980	1.10%
14	Genesco Inc. (5)	149	193,550	11,006,429	1.09%
15	The Children’s Place Retail Stores, Inc. (6)	63	269,387	10,752,746	1.07%
16	Pacific Sunwear of California	86	298,660	10,658,390	1.06%
17	Charming Shoppes, Inc. (7)	54	321,104	9,548,131	0.95%
18	Aeropostale, Inc.	68	230,104	9,378,531	0.93%
19	Trans World Entertainment (8)	68	302,746	9,212,133	0.92%
20	Christopher & Banks, Inc.	71	244,094	8,392,940	0.83%
21	Hallmark Cards, Inc.	66	264,337	8,246,956	0.82%
22	The Buckle, Inc.	46	225,408	8,052,582	0.80%
23	Charlotte Russe Holding, Inc.	36	251,336	7,956,383	0.79%
24	Claire’s Stores, Inc.	115	131,996	7,844,315	0.78%
25	Federated Department Stores, Inc. (9)	80	5,981,863	7,757,476	0.77%
		2,370	22,755,836	$351,714,929	34.95%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at December 31, 2006.
(2)	Signet Group PLC operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision. As of September 29, 2006, they no longer operate Things Remembered stores.
(4)	JC Penney Co. Inc. owns 28 of these stores.
(5)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(6)	The Children’s Place Retail Stores, Inc. also operates The Disney Stores.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug, and Catherine’s.
(8)	Trans World Entertainment operates FYE , Sam Goody, Suncoast Motion Picture, and Saturday Matinee.
(9)

Federated Department Stores, Inc. merged with May Company in 2005. They now operate After Hours Formalwear, Desmond’s Formal Wear, Mithchell’s Formal Wear, Tuxedo World, David’s Bridal, and 41 Macy’s department stores.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Three Months And Year Ended December 31, 2006

Capital Expenditures for Three Months and Year Ended December 31 , 2006

(In thousands)

	Three Months	Year

Tenant allowances	$17,256	$48,324

Renovations	14,111	62,274

Deferred maintenance:
Parking lot and parking lot lighting	10,151	16,441
Roof repairs and replacements	6,853	12,433
Other capital expenditures	5,232	9,453
Total deferred maintenance expenditures	22,236	38,327

Total capital expenditures	$53,603	$148,925

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized

(In thousands)

	2006	2005
Quarter ended:
March 31,	$388	$374
June 30,	950	699
September 30,	401	629
December 31,	832	581
	$2,571	$2,283

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Year Ended December 31, 2006

Properties Opened Year-to-date

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost		Cost To Date	Date Opened	Initial Yield
Redevelopments:
Burnsville Center	Burnsville, MN	82,900	$13,000		$13,000	Apr-06	9.0%
Hickory Hollow Mall - former JCPenney	Nashville, TN	138,189	6,865		6,865	Jun-06	8.5%
Hamilton Crossing	Chattanooga, TN	185,370	4,613		4,295	Sep-06	10.8%
Cary Towne Center	Cary, NC	21,595	4,720		4,362	Dec-06	10.8%
Mall Expansions:
Cross Creek Mall - Starbucks & Salsarita's	Fayetteville, NC	4,900	1,048		1,048	Apr-06	10.0%
Southaven Town Center - Gordman's	Southaven, MS	59,000	7,200		7,200	Apr-06	8.6%
Coastal Grand – PetSmart	Myrtle Beach, SC	20,100	2,600		2,600	May-06	8.0%
Hanes Mall - Dick's Sporting Goods	Winston—Salem, NC	66,000	10,200		9,629	Jul-06	10.0%
Cary Towne Center - Starbucks & Pei Wei Diner	Cary, NC	4,950	1,228		1,228	Aug-06	9.2%
The District at Valley View – restaurants	Roanoke, VA	14,376	975		975	Nov-06	—

Open-Air Center Expansions:
Southaven Town Center - Books-A-Million	Southaven, MS	15,000	2,530		2,530	Oct-06	10.0%
Gulf Coast Town Center - Phase II - anchors (a)	Ft. Myers, FL	357,000	54,644	(b)	54,644	Nov-06	9.2%

AssociatedCenters:
The Plaza at Fayette Mall	Lexington, KY	190,309	38,341		37,703	Jul/Nov-06	9.0%
Community Centers:
Lakeview Point	Stillwater, OK	207,300	22,120		22,120	Oct-06	9.1%
High Pointe Commons (a)	Harrisburg, PA	299,395	8,100		7,814	Oct-06	11.3%
The Shops at Pineda Ridge	Melbourne, FL	169,974	6,445		4,365	Nov-06	9.7%
		1,836,358	$184,629		$180,378

Announced Property Renovations and Redevelopments

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield
Mall Renovations:
Brookfield Square	Brookfield, WI	1,091,845	$13,500	$1,342	Fall-07	NA
Georgia Square	Athens, GA	673,138	13,200	335	Fall-07	NA
Mall del Norte	Laredo, TX	1,198,199	18,400	593	Fall-07	NA
Honey Creek Mall	Terre Haute, IN	680,890	4,600	—	Fall-07	NA

Redevelopments:
Mall del Norte - Theater	Laredo, TX	72,000	15,628	1,731	Spring-07	7.0%
Columbia Place - Former JCPenney	Columbia, SC	124,819	15,051	3,465	Aug-07/Feb-08	5.5%
		3,840,891	$80,379	$7,466

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Year Ended December 31, 2006

Properties Under Development at December 31, 2006

(Dollars in thousands)

				CBL's Share of
Property	Location	Total Project Square Feet		Total Cost		Cost To Date	Opening Date	Initial Yield

Mall Expansions:
The District at Valley View – shops	Roanoke, VA	60,900		$17,757		$9,796	June-07	8.1%
Brookfield Square - restaurant addition	Brookfield, WI	19,500		6,474		1,342	Spring/Fall 2007	8.6%
The District at CherryVale	Rockford, IL	84,541		20,835		2,933	Fall-07	7.0%
Harford Mall - lifestyle expansion	Bel Air, MD	39,222	(c)	9,736		910	September-07	6.1%
Southpark Mall - Regal Cinema	Colonial Heights, VA	85,392		15,510		3,168	Fall-07	8.5%

Open-Air Center Expansions:
Gulf Coast Town Center - Phase II-shops/ Phase III (a)	Ft. Myers, FL	595,990		70,150	(b)	16,737	Mar-07/Apr-07	9.2%

Associated/Lifestyle Centers:
The Shoppes at St. Clair Square	Fairview Heights, IL	84,080		27,487		24,614	March-07	7.0%
Milford Marketplace	Milford, CT	110,516		26,624		5,279	September-07	8.2%
Brookfield Square - Corner Shops & Fresh Market	Brookfield, WI	57,511		13,332		9,119	Spring/Fall 2007	8.6%

Office:
CBL Center II	Chattanooga, TN	64,847		17,100		70	January-08	7.8%

Mixed -Use Centers:
Pearland Town Center	Pearland, TX	716,651		154,182		28,172	Fall-08	7.4%

Community/Open-Air Centers:
Alamance Crossing East	Burlington, NC	626,095		96,934		47,834	August-07	8.4%
York Town Center (a)	York, PA	271,845		20,706		13,345	September-07	9.4%
Cobblestone Village at Palm Coast	Palm Coast, FL	277,950		10,588		13,985	October-07	7.7%
		3,095,040		$507,415		$177,304

(a) 50/50 Joint Venture
(b) Amounts shown are 100% of total cost and cost to date for all of Phase II.
(c) Total square footage includes redevelopement and expansion of 2,641 square feet.
(d) Expect to receive reimbursements from future sales of vacant land.